Exhibit 10.17

                           FLAG FINANCIAL CORPORATION

                       1994 EMPLOYEES STOCK INCENTIVE PLAN
                (As amended and restated through March 30, 1998)


                                    ARTICLE 1
                                     Purpose

     1.1     General Purpose.  The purpose of this Plan is to further the growth
             ---------------
and development of the Company by encouraging employees to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue in the employ of the Company and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting persons of outstanding quality to its service and to service with subsidiary corporations of the Company.

     1.2     Intended  Tax Effects of Stock Rights.  It is intended that part of
             -------------------------------------
the Plan qualify as an ISO plan and that any option granted in accordance with such portion of the Plan qualify as an ISO, all within the meaning of Code Sec.422. The tax effects of any NQSO or Restricted Stock granted hereunder should be determined under Code Sec.83.

                                    ARTICLE 2
                                  Definitions

     The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

     2.1     1933  Act  shall  mean  the  Securities  Act  of  1933, as amended.
             ---------

     2.2     1934 Act  shall  mean  the  Securities  Exchange  Act  of  1934, as
             --------
amended.

     2.3     Beneficiary  shall mean, with respect to an Optionee, the Person or
             -----------
Persons who acquire such Options by bequest or inheritance. To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, the Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

     2.4     Board  shall  mean  the  Board  of  Directors  of  the  Company.
             -----

     2.5     Cause shall mean an act or acts by an individual involving personal
             -----
dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

     2.6     Change  of  Control  shall  mean  the  occurrence of any one of the
             -------------------
following  events:

          (a) The execution of an agreement for the sale of all, or a material portion, of the assets of the Company;

          (b) The execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity;

          (c) A change of control of the Company or of any bank or thrift subsidiary of the Company, as otherwise defined or determined by the Office of Thrift Supervision (or successor agency) or regulations promulgated by it; or

          (d) The acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any Person.

     2.7     Code  shall  mean  the  Internal  Revenue Code of 1986, as amended.
             ----

     2.8     Committee  shall  mean  the  committee  appointed  by  the Board to
             ---------
administer  and  interpret  the  Plan  in  accordance  with  Article  3  below.

     2.9     Common  Stock  shall  mean  the  common  stock, par value $1.00 per
             -------------
share,  of  the  Company.

     2.10     Company shall mean FLAG Financial Corporation, and shall also mean
              -------
any parent or subsidiary corporation of FLAG Financial Corporation unless the context clearly indicates otherwise.

     2.11     Disability  shall  mean,  with respect to an individual, the total
              ----------
and permanent disability of such individual as determined by the Committee in its sole discretion.

     2.12     Effective  Date shall mean the date on which this Plan is approved
              ---------------
by  the  shareholders  of  the  Company.  See  Article  10  herein.

     2.13     Fair  Market  Value  of  the  Common  Stock  as  of  a  date  of
              -------------------
determination  shall  mean  the  following:

          (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the bid and asked prices on the date of determination.

          (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the bid and asked prices of the Common Stock on the most recent date before the date of determination.

          (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

     2.14     ISO  shall  mean  an  incentive stock option within the meaning of
              ---
Code  Sec.422(b).

     2.15     NQSO  shall  mean  an  option  to  which  Code  Sec.421  (relating
              ----
generally  to  certain  ISO  and  other  options)  does  not  apply.

     2.16     Option shall mean ISO's, NQSO's, or Reload Options, as applicable,
              ------
granted  to  individuals  pursuant  to  the  terms  and provisions of this Plan.

     2.17     Option  Agreement  shall  mean  a  written agreement, executed and
              -----------------
dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

     2.18     Option Price shall mean the purchase price of the shares of Common
              ------------
Stock  underlying  an  Option.

     2.19     Optionee  shall  mean  an  individual  who  is  granted  an Option
              --------
pursuant  to  the  terms  and  provisions  of  this  Plan.

     2.20     Person  shall  mean  any  individual,  organization,  corporation,
              ------
partnership  or  other  entity.


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
     2.21     Plan  shall  mean  this  FLAG Financial Corporation 1994 Employees
              ----
Stock  Incentive  Plan,  as  amended  from  time  to  time.

     2.22     Recipient shall mean an individual who is granted Restricted Stock
              ---------
pursuant  to  the  terms  and  provisions  of  this  Plan.

     2.23     Reload  Option  shall  mean  an  Option  that is granted (1) to an
              --------------
Optionee who pays for exercise of all or part of an Option with shares of Common Stock, (2) for the same number of shares as the number of shares exchanged in payment for the exercise of such Option, (3) as of the date of such payment for exercise of the original Option, and (4) subject to all of the same terms and conditions as such original Option, except that:

          (a) the Option Price for shares subject to the Reload Option shall be determined on the basis of the Fair Market Value of such shares on the date the Reload Option is granted; and

          (b) in no event shall the term of any Reload Option extend beyond the original term of the Option with respect to which such Reload Option was granted.

     2.24     Restricted  Stock shall mean Common Stock subject to a Restriction
              -----------------
Agreement between the Recipient and the Company, whereby the Recipient has immediate rights of ownership in the shares of Common Stock underlying the award but such shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Restriction Agreement and are subject to forfeiture by the Recipient until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited.

     2.25     Restriction Agreement shall mean a written agreement, executed and
              ---------------------
dated by the Company and a Recipient, evidencing restrictions placed on the ownership of Restricted Stock by a Recipient.

     2.26     Stock  Rights  shall  mean  Options  and/or  Restricted  Stock.
              -------------


                                    ARTICLE 3
                                 Administration

     3.1     General  Administration.  The  Plan  shall  be  administered  and
             -----------------------
interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements or Restriction Agreements (as applicable) by which Stock Rights shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.


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
     3.2     Appointment.  The  Board shall appoint the Committee from among its
             -----------
members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors, each of whom shall be (i) an "outside director" as that term is used in Section 162(m) of the Code and the regulations promulgated thereunder, and
(ii) a "non-employee director" as such term is defined in Rule 16b-3 promulgated under Section 16 of the 1934 Act or any successor provision.

     3.3     Organization.  The  Committee  may select one of its members as its
             ------------
chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

     3.4     Indemnification.   In  addition  to  such  other  rights  of
             ---------------
indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Rights granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

                                    ARTICLE 4
                                      Stock

The stock subject to the Stock Rights and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 8, the total number of shares of Common Stock which may be granted to, or for which Options may be granted to, persons participating in the Plan shall not exceed in the aggregate 350,000 shares of Common Stock, and the maximum number of shares of Common Stock with respect to one or more Options that may be granted during any one calendar year under the Plan to any one participant is 100,000 shares. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option or shares of Restricted Stock returned to the Company by forfeiture again may become subject to Stock Rights under the Plan.

                                    ARTICLE 5
                Eligibility to Receive and Grant of Stock Rights

     5.1     Individuals  Eligible  for Grants of Stock Rights.  The individuals
             -------------------------------------------------
eligible to receive Stock Rights hereunder shall be employees of the Company, including such employees who are also members of the Board or of the board of directors of any parent or subsidiary corporation of the Company; provided, no nonemployee director shall be eligible to receive any Stock Rights pursuant to this Plan, and provided further, that only employees of the Company and its "parent" or "subsidiary" corporations within the meaning of subsections (e) and
(f)  of  Code  Sec.424  shall  be  eligible  to  receive  ISO's.

     5.2     Grants of Stock Rights.  Subject to the provisions of the Plan, the
             ----------------------
Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Stock Rights under the Plan pursuant to Section 5.1 above) to whom Stock Rights will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), the manner in and conditions under which shares of Restricted Stock shall vest and the time or times at which Stock Rights shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees to whom Stock Rights may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and whether such Option is an ISO or a NQSO. In its authorization of an award of Restricted Stock hereunder, the Committee shall specify the name of the Recipient, the number of shares of Restricted Stock to be awarded and the restrictions to which such Restricted Stock shall be subject. The Committee may grant, at any time, new Stock Rights to an Optionee, or a Recipient who previously has received Stock Rights, whether such Stock Rights include prior Stock Rights that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Stock Rights. No individual shall have any claim or right to be granted Stock Rights under the Plan.

     5.3     Limitation  on  Exercisability  of ISO's.  Notwithstanding anything
             ----------------------------------------
herein to the contrary, the aggregate Fair Market Value of ISO's which are granted to any employee under the Plan or any other stock option plan adopted by the Company that are first exercisable in any one calendar year shall not exceed $100,000. The committee shall interpret and administer the limitations set forth in this paragraph in accordance with Code Sec.422(d).

     5.4     Restriction on Grant of Stock Options.  No more than 100,625 shares
             -------------------------------------
of Common Stock may be made subject to Options granted during a calendar year to any one individual.


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
                                    ARTICLE 6
                         Terms and Conditions of Options

Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

     6.1     Requirement  of  Option  Agreement.  Upon  the  grant  of an Option
             ----------------------------------
hereunder,  the  Committee  shall  prepare  (or  cause to be prepared) an Option
Agreement.  The  Committee  shall present such Option Agreement to the Optionee.

     6.2     Optionee  and  Number of Shares.  Each Option Agreement shall state
             -------------------------------
the name of the Optionee and the total number of shares of the Common Stock to which it pertains.

     6.3     Vesting.  Each  Option  Agreement  shall  state  the  terms  and
             -------
conditions  upon  which  the  Option  shall  vest  and  become  exercisable.

     6.4     Option  Price.  The  Option  Price  of  the  shares of Common Stock
             -------------
underlying each Option shall be the Fair Market Value of the Common Stock as of the date the Option is granted, unless otherwise determined by the Committee; provided, in no event shall the Option Price of any ISO be less than 100% (110% in the case of ISO's of Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" corporation of the Company (within the meaning of subsections (e) and (f) of Code Sec.424)) of the Fair Market Value of the Common Stock on the date the Option is granted. The date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

     6.5     Terms  of  Options.  Terms  of Options granted under the Plan shall
             ------------------
commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years (five years in the case of ISO's granted to Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any parent or subsidiary) from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date the Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.

     6.6     Terms  of Exercise.  The exercise of an Option may be for less than
             ------------------
the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

     6.7     Method  of  Exercise.  All  Options  granted  hereunder  shall  be
             --------------------
exercised by written notice directed to the secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any


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
documents required by Section 9.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

     6.8     Medium  and  Time  of  Payment.
             ------------------------------

          (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his successors as provided in subsection (c) of Section 6.9), shall be
     (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Committee and allowed under applicable law; or (D) by a combination of (A), (B) and (C).

          (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

          (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contributions Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

     6.9     Effect  of  Termination of Employment or Death.  Except as provided
             ----------------------------------------------
in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been an employee of the Company from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section with respect to any NQSO's granted hereunder and, instead, may provide a different expiration date or dates in a NQSO Option Agreement.


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
          (a) Termination of Employment. In the event an Optionee ceases to be an employee of the Company for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of
     (i) the expiration date of the Option, (ii) three months after termination of employment or (iii) the date on which the Company gives notice to such Optionee of termination of employment if employment is terminated by the Company for Cause (an Optionee's resignation in anticipation of termination of employment by the Company for Cause shall constitute a notice of termination by the Company); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Notwithstanding the foregoing, in the event that an Optionee's employment terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the three-month period immediately following the date of such termination; provided, this extension shall apple to ISO's only to the extent it does not cause the term of such ISO's to exceed the maximum term permitted under Code Sec.422 or does not cause such ISO's to lose their status as ISO's. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

          (b) Disability. Upon the termination of an Optionee's employment due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be an employee of the Company due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases due to Disability.

          (c) Death. In the event of the death of the Optionee (i) while he is an employee of the Company, (ii) within three months after the date on which such Optionee's employment terminated (for a reason other than Cause) as provided in subsection (a) above, or (iii) within one year after the date on which such Optionee's employment terminated due to his Disability as provided in subsection (b), any, Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

     6.10     Restrictions on Transfer and Exercise of Options.  No Option shall
              ------------------------------------------------
be assignable or transferable by the Optionee except by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any state or federal tax or securities laws applicable to transferable options. During the lifetime of an Optionee, the Option shall be exercisable only by him or such permitted transferee; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

     6.11     Rights  as  a  Shareholder.  An Optionee shall have no rights as a
              --------------------------
shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 9, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6.12     Reload  Options.  All  Options  shall  be  accompanied by a Reload
              ---------------
Option. An Optionee who pays for exercise of a Reload Option with shares of the Common Stock shall be entitled to a successive Reload Option. For purposes of granting Reload Options, the retention of shares of Common Stock by the Company upon exercise of an Option shall be treated as a payment for exercise with shares of Common Stock.

     6.13     No Obligation to Exercise Option.  The granting of an Option shall
              --------------------------------
impose  no  obligation  upon  the  Optionee  to  exercise  such  Option.

     6.14     [Deleted]

     6.15     Designation  of  Option as ISO or NQSO.  Subject to the provisions
              --------------------------------------
of this Article, each Option granted under the Plan shall be designated either as an ISO or a NQSO. An Option Agreement evidencing both an ISO and NQSO shall identify clearly the status and terms of each Option.

     6.16     ISO's  Converted  to  NQSO's.  In  the event any part or all of an
              ----------------------------
Option granted under the Plan which is intended to be an ISO at any time fails to satisfy all of the requirements of an ISO, then such ISO shall be split into an ISO and NQSO so that the portion of the Option, if any, that still qualifies as an ISO shall remain an ISO and the portion that does not qualify as an ISO shall become a NQSO. Such split of an Option into an ISO portion and a NQSO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or NQSO.

                                    ARTICLE 7
                 Terms and Conditions of Restricted Stock Awards

     Restriction Agreements and the Restricted Stock awarded under this Plan shall comply with and be subject to the following terms and conditions:

     7.1     Requirement of Restriction Agreement.  Upon the grant of Restricted
             ------------------------------------
Stock hereunder, the Committee shall prepare (or cause to be prepared) a Restriction Agreement and shall present such Restriction Agreement to the Recipient. The failure of the Recipient to execute tile Restriction Agreement within 30 days after the date of the receipt of same shall render the Restriction Agreement and the underlying award of Restricted Stock null and void ab initio.

     7.2     Effect  of Grant of Restricted Stock.  An award of Restricted Stock
             ------------------------------------
granted under the Plan shall provide the Recipient with immediate rights of ownership in the shares of Common Stock underlying the award, but such shares shall be subject to such restrictions as the Committee shall specify and shall be subject to forfeiture by the Recipient until the earlier of (i) the time such restrictions lapse or are satisfied, or (ii) the time such shares are forfeited.

     7.3     Recipient  and  Number of Shares.  Each Restriction Agreement shall
             --------------------------------
state  the  name  of  the Recipient and the total number of shares of the Common
Stock  to  which  it  pertains.

     7.4     Restrictions on Stock.  The vesting of complete ownership rights in
             ---------------------
any Restricted Stock awarded under this Plan shall be subject to such terms and conditions as the Committee may determine in its sole discretion; provided, no Recipient shall be required to pay any consideration in the form of cash or other property as a condition to acquiring the Restricted Stock. A Recipient shall vest and obtain a nonforfeitable interest in the Restricted Stock as of the date that the last of such terms and conditions is satisfied; provided, if such terms and conditions are not satisfied by the deadline, if any, designated by the Committee and specified in the Restriction Agreement, the portion of Restricted Stock still subject to such terms and conditions shall be forfeited and returned to the Company. The Committee, in its sole discretion, may provide for the lapse of the terms and conditions to which Restricted Stock is subject in installments and may provide for different terms and conditions and/or a different restriction period with respect to each award, or any portion of an award, of Restricted Stock.

     7.5     Delivery  of  Restricted  Stock.
             -------------------------------

          (a) The Company shall make delivery of the shares of Restricted Stock within a reasonable period of time after execution of a Restriction Agreement; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

          (b) Unless the certificates representing shares of the Restricted Stock are deposited with a custodian pursuant to subsection (c) of this Section, each such certificate shall bear the following legend (in addition to any other restrictive legend required pursuant to Article 9):

          The transferability of this certificate and the share of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the FLAG Financial Corporation 1994 Employees Stock
          Incentive Plan and a Restriction Agreement, dated ______________ between ______________ and FLAG Financial Corporation. The Plan and Restriction Agreement are on file in the office of the Secretary of FLAG Financial Corporation.

     Such legend shall be removed from any certificate evidencing such shares of Restricted Stock as of the date that such shares become nonforfeitable.

          (c) As an alternative to delivering a stock certificate to the Recipient pursuant to subsection (b) of this Section, any certificate evidencing Restricted Stock may be deposited by the Company with a custodian to be designated by the Committee. The Company shall cause the custodian to issue to the Recipient a receipt for any Restricted Stock deposited with it in accordance with this subsection. Such custodian shall hold the deposited certificates and deliver the same to the Recipient in whose name the shares of Restricted Stock evidenced thereby are registered only after such shares become nonforfeitable.

          (d) A Stock Recipient shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company is required at any time to withhold under the income tax or Federal Insurance Contributions Act tax withholding provisions of the Code, of the income tax laws of the state of the Recipient's residence, and any other applicable law.

     7.6     Termination  of  Employment.  Except as otherwise determined by the
             ---------------------------
Committee and set forth in a Restriction Agreement, in the event that the employment of a Recipient to whom Restricted Stock has been granted is terminated for any reason other than a Change of Control (including a termination by the Company whether or not for Cause and a termination by reason of the death, Disability or retirement of the Recipient) before satisfaction of the terms and conditions to which the Restricted Stock is subject, all shares of Restricted Stock still subject to restriction shall be forfeited and shall be reacquired by the Company.

     7.7     Transfer.  No  shares of Restricted Stock shall be sold, exchanged,
             --------
transferred, pledged, hypothecated or otherwise disposed of while such shares are still subject to restriction, and any purported sale, exchange, transfer, pledge, hypothecation or other disposition of shares of Restricted Stock while such shares are still subject to restriction shall be null and void.

     7.8     Waiver of Restrictions.  If the Committee determines that, in cases
             ----------------------
of death, Disability, retirement or other circumstances determined by the Committee, a waiver of any or all remaining restrictions with respect to a Recipient's Restricted Stock would be desirable, it may elect in its sole discretion to waive such remaining restrictions.

     7.9     Rights  as a Shareholder.  Upon delivery of Restricted Stock to the
             ------------------------
Recipient (or the custodian, if any), the Recipient shall, except as otherwise set forth in this Article and in the Restriction Agreement, have all of the rights of a shareholder with respect to the Restricted Stock, including the right to vote the shares of Restricted Stock and receive all dividends or other distributions paid or made with respect to the Restricted Stock. Until such delivery, the Recipient shall have no rights as a shareholder.

                                    ARTICLE 8
                   Adjustments Upon Changes in Capitalization

     8.1     Recapitalization.  In  the event that the outstanding shares of the
             ----------------
Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

          (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Stock Rights under the Plan.

          (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or a portion thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

          (c) Any adjustment to or assumption of ISO's under this Section shall be made in accordance with Code Sec.424(a) and the regulations promulgated thereunder so as to preserve the status of such Options as ISO's under Code Sec.422.

          (d) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

     8.2     Reorganization.  Subject  to  any  required  action  by  the
             --------------
shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

          (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

          (b) any or all outstanding Stock Rights granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

          (c) any or all Stock Rights granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees and/or Recipients to whom such Stock Rights have been granted.

     8.3     Dissolution  and  Liquidation.  If  the  Board  adopts  a  plan  of
             -----------------------------
dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee and Recipient written notice of such event at least ten days prior to its effective date, and the rights of all Optionees and Recipients shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

     8.4     Limits on Adjustments.  Any issuance by the Company of stock of any
             ---------------------
class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Stock Rights pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

                                    ARTICLE 9
         Agreement by Optionee or Recipient and Securities Registration

     9.1     Agreement.  If,  in  the  opinion  of  counsel to the Company, such
             ---------
action is necessary or desirable, no Stock Rights shall be granted to any Optionee or Recipient, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee or Recipient (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee or Recipient shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee or Recipient did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or Restricted Stock or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

     The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state] [and] [are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation]. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

If the Common Stock is (A) held by an Optionee or Recipient who is not an "affiliate", as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate", or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 9.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

     9.2     Registration.  In the event that the Company in its sole discretion
             ------------
shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Stock Rights have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee or Recipient. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option or the vesting of any shares of Restricted Stock, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.

                                   ARTICLE 10
                                 Effective Date

     The Plan shall be elective as of the Effective Date, and no Stock Rights shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Stock Rights hereunder, or (ii) 12 months after the adoption of the Plan by the Board, but in no event earlier than 12 months prior to the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and entitled to vote on the Plan, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Stock Rights granted hereunder null and void ab initio.

                                   ARTICLE II
                            Amendment and Termination

     11.1     Amendment  and  Termination By the Board.  Subject to Section 11.2
              ----------------------------------------
below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

     11.2     Restrictions  on  Amendment  and Termination.  Notwithstanding the
              --------------------------------------------
provisions of Section 11.1. above, the following restrictions shall apply to the Board's authority under Section 11.1 above:

          (a) Prohibition Against Adverse Affects on Outstanding Stock Rights. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionee or Recipients who have outstanding Stock Rights without the consent of such Optionees or Recipients; and

          (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code Sec.422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan, or (v) such modification or amendment would modify the material terms of the Plan within the meaning of Prop. Treas. Reg. Sec. 1.162-27(e)(4). Clauses (ii), (iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and entitled to vote, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such shareholder approve, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.

                                   ARTICLE 12
                            Miscellaneous Provisions

     12.1     Application  of  Funds.  The proceeds received by the Company from
              ----------------------
the sale of the Common Stock subject to the Stock Rights granted hereunder will be used for general corporate purposes.

     12.2     Notices.  All  notices  or  other communications by an Optionee or
              -------
Recipient to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof

     12.3     Term  of Plan.  Subject to the terms of Article 11, the Plan shall
              -------------
terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

     12.4     Compliance  with  Rule  16b-3.  This  Plan  is  intended  to be in
              -----------------------------
compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

     12.5     Governing  Law.  The  Plan  shall  be governed by and construed in
              --------------
accordance  with  the  laws  of  the  State  of  Georgia.

     12.6     Additional  Provisions  by  Committee.  The  Option  Agreements
              -------------------------------------
authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable. The Restriction Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the complete ownership of Restricted Stock, as the Committee shall deem advisable.

     12.7     Plan  Document Controls.  In the event of any conflict between the
              -----------------------
provisions  of  an  Option  Agreement  and  the  Plan,  or between a Restriction
Agreement  and  the  Plan,  the  Plan  shall  control.

     12.8     Gender  and  Number.  Wherever  applicable,  the masculine pronoun
              -------------------
shall  include  the feminine pronoun, and the singular shall include the plural.

     12.9     Headings.  The titles in this Plan are inserted for convenience of
              --------
reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

     12.10     Legal  References.  Any references in this Plan to a provision of
               -----------------
law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

     12.11     No  Rights  to Employment.  Nothing contained in the Plan, or any
               -------------------------
modification thereof, shall be construed to give any individual any rights to employment with the Company or any parent or subsidiary corporation of the Company.

     12.12     Unfunded  Arrangement.  The  Plan shall not be funded, and except
               ---------------------
for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.


          ADOPTED BY BOARD OF DIRECTORS ON FEBRUARY 17, 1994 APPROVED BY SHAREHOLDERS AS OF APRIL 20, 1994
          AMENDED  BY  BOARD  OF  DIRECTORS  ON  SEPTEMBER  18,  1997
          AMENDED  BY  BOARD  OF  DIRECTORS  ON  MARCH  30,  1998
          AMENDED  BY  SHAREHOLDERS  ON  MAY  13,  1998